UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SAVARA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SAVARA SAVARA INC. ATTN: CORPORATE SECRETARY 6836 BEE CAVE RD BUILDING III, SUITE 201 AUSTIN, TX 78746 Your Vote Counts! SAVARA INC. 2022 Annual Meeting Vote by June 01, 2022 11:59 PM ET You invested in SAVARA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 02, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 19, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Pv, For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 02, 2022 2:00 PM CDT Virtually at: www.virtualshareholdermeeting.com/SVRA2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect seven directors to hold office until the next Annual Meeting of Stockholders. Nominees: 1 a. Matthew Pauls For lb. Nevan Elam For l c. Richard J. Hawkins For 1d. Joseph S. McCracken For 1 e. David A. Ramsay For lf. Ricky Sun For 1 g. An van Es-Johansson For 2. To approve an amendment of the Savara Inc. 2015 Omnibus Incentive Plan to increase the number of shares available for issuance thereunder by 4,000,0000. For 3. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. For 4. To approve, on an advisory basis, the compensation of our named executives. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.